ANNUAL REPORT


TEMPLETON WORLD FUND


AUGUST 31, 1998



[TEMPLETON LOGO]

PAGE
[50 YEAR LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

[PHOTO APPEARS HERE]

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund


PAGE
SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton World Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton World Fund covers the fiscal year ended August 31, 1998. During the 12 months under review, global financial markets gave new meaning to the word "volatility." Governments in South Korea, Thailand and Indonesia were swept out of office. Japan failed miserably in its attempts to stimulate its economy, and, near the end of the period, Russia experienced a major political shakeup as its economy nearly collapsed. In the U.S., stock market indices hit new highs even in the face of disappointing news about corporate earnings. But by the end of the period, U.S. equity markets suffered record volatility and major declines as many investors seemed to be recognizing what analysts at Templeton had suggested for some time - many U.S. stocks appeared overvalued given their overall business and earnings prospects. The only bright spot during the year was Europe, where markets


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 19 of this report.


CONTENTS


Shareholder Letter ........   1

Performance Summaries
   Class I ................   8
   Class II ...............  12

Financial Highlights &
Statement of Investments ..  17

Financial Statements ......  27

Notes to Financial
Statements ................  30

Independent Auditor's
Report ....................  34

Tax Designation ...........  35


[PYRAMID GRAPH OMITTED]

PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98


European Stocks                                 29.5%
North American Stocks                           25.7%
Asian Stocks                                     8.2%
Latin American Stocks                            6.8%
Australian & New Zealand Stocks                  2.9%
Middle Eastern & African Stocks                  1.6%
Fixed-Income Securities                         19.4%
Short-Term Investments & Other Net Assets        5.9%

continued to rally as they moved toward the upcoming European Monetary Union. Within this environment, Templeton World Fund - Class I produced a -7.80% cumulative total return for the one-year period ended August 31, 1998, as discussed in the Performance Summary on page 8.

Despite the changes that occurred in the global economic and political landscape, our management philosophy remained constant. Believing that the best way to minimize volatility is to diversify, we invested in what we believed to be the most undervalued securities worldwide, while reducing the number of overvalued securities in the portfolio. On August 31, 1998, the Fund had investments in 30 different countries. The top five equity weightings by country or region were the United States (22.3% of total net assets), the United Kingdom (10.1%), Hong Kong SAR (6.6%), France (5.8%) and Sweden (3.6%).

During the period under review, there was sharp contrast between Europe and Asia. Comparing these areas in 1998 provides completely opposite results from those that would have been obtained if such a comparison had been made five years ago. In 1993, investors were clamoring to invest in Asia, a region with fantastic growth prospects, where governments and investors had adopted capitalist ways, and where over three billion people lived, many of them under the age of 25. Europe was the polar opposite - with an older, aging population, governments that were likely to favor socialist ways and investors who preferred fixed income investments. However, in 1998, Europe has become the favored region, while Asian companies, even those we believe have high quality management teams, products, strategies, and balance sheets, were, in our opinion, extremely undervalued. This turnabout has been mammoth in scale.




2

PAGE
EUROPE

In Europe, many stock markets appreciated significantly during the period. For example, the Spanish and Italian stock market indices increased substantially as these countries prepared to participate in the European Monetary Union. This strength allowed us to sell some stocks that we felt no longer offered value. We also sold other stocks that we believed were no longer bargains because their prices reflected the anticipated results of restructuring begun by some companies, results which needed more time to be fully realized. As value investors, we are keenly aware that such stocks, embedded with optimism, tend to be vulnerable to sharp and sudden share price declines.

We do, however, believe that restructuring will benefit several of our European holdings. One of the best examples is Axa-UAP, which owns Alliance Capital and The Equitable, both U.S. firms. Its shares traded at a discount to what we believed was the estimated earnings potential and future value of the company. In our opinion, Axa-UAP is but one of many opportunities in Europe that has potential to deliver attractive returns due to management, financial strength, strategy, quality of business units, and relatively low valuations.

ASIA

During the reporting period, Asian markets appeared to present many opportunities as economic and stock market reforms were put in place. Unfortunately, such reforms often lead first to pain and only later to gain. We therefore focused our investments on operating and manufacturing companies, as opposed to asset-based companies, because they might find it easier to deal with (or even benefit from) depreciating natural resource and property prices. However, we did


  TOP 10 INDUSTRIES
  8/31/98

                         % OF TOTAL
  INDUSTRY               NET ASSETS
-----------------------------------
  Insurance                      9.0%

  Banking                        7.2%

  Utilities Electrical & Gas     6.7%

  Automobiles                    6.6%

  Financial Services             5.6%

  Telecommunications             5.3%

  Multi-Industry                 4.9%

  Energy Sources                 4.3%

  Metals & Mining                4.3%

  Real Estate                    4.2%



                                                                               3

PAGE
invest in some asset-based companies in situations where a doomsday scenario had already discounted their stock price, and, at the end of the fiscal year, we had a small percentage of the Fund's total net assets invested in South Korean and Thai companies whose value, in our opinion, was intact. We also hope to uncover new opportunities in Southeast Asian markets.

Throughout the period, we continued to be intrigued by investors' attitudes towards Hong Kong SAR, one of the more volatile Asian markets. After looking at and closely considering the possibilities and probabilities of various economic scenarios, we purchased shares we believed were relatively cheap early in January 1998. At fiscal year end, Cheung Kong Holdings Ltd., the Fund's largest position, was trading at essentially the same levels as when we purchased its shares in January. Our second-largest Hong Kong weighting, HSBC Holdings Plc., has been a survivor for the past 25 years despite far worse economic turmoil than we have witnessed recently. In 1973 and 1974, HSBC Holdings Plc. withstood a 91% fall in the value of the stock market. And in the early 1980's, it withstood a 33% average annual drop in property prices and a 53% fall in the Hong Kong dollar.(1) In our opinion, the purchase price of these stocks reflected investors' fears, rather than the companies' long-term earnings potential.

Because of Japan's inability to solve its economic problems, it reduced imports significantly at a time when other Asian countries needed it to purchase goods and services. Despite the failure of the Japanese government to inspire confidence in its banking system or to revive consumer demand, we are optimistic about the potential for lower corporate taxes and increased profit margins in Japan. In addition, we


(1) Source: Data Stream. As measured in Hong Kong dollars.


4

PAGE
have begun to see evidence that a few companies there are being managed for the benefit of shareholders. By focusing on businesses with strong management, meaningful restructuring, and a competitive advantage, we identified and purchased a few Japanese stocks during the period. These additions represent a modest change to our continued underweight position there and we recognize that, as with Asia in general, the challenges Japan faces could take years to work through.

When searching for investment opportunities, we aggressively look for and rigorously analyze companies about which gloom is deepest, relying on share price declines to create bargains to fuel our future performance. But, we do not purchase stocks simply because prices have declined. Before we buy a security, we closely evaluate it, attempting to determine a conservative estimate of earnings, cash flow, or some other measurement of worth five years in the future. For example, we might think the currency of an Asian nation could stabilize and rebound in value, leading to growth in gross domestic product and corporate sales, yet our analysis of a specific company there might indicate the company's high debt levels could unfavorably affect its profit margins. And even though we may forecast improving sales, rising profit margins, and growing net income for a company, we may also anticipate its need to recapitalize by selling additional shares of stock. This would reduce the company's earnings per share, and often such stocks are too expensive to meet our stringent value criteria. Accordingly, our purchases of Asian stocks have been limited to those companies we believe have strong balance sheets, primarily in Hong Kong.



  TOP 10 COUNTRIES
  REPRESENTED IN THE FUND*
  Equity Investments
  (74.7% of Total Net Assets)
  8/31/98

                    % OF TOTAL
  COUNTRY           NET ASSETS
------------------------------
  United States          22.3%

  United Kingdom         10.1%

  Hong Kong**             6.6%

  France                  5.8%

  Sweden                  3.6%

  Brazil                  3.1%

  Netherlands             2.8%

  Australia               2.7%

  Argentina               2.6%

  Canada                  2.1%



*Does not include fixed-income securities and short-term investments and other net assets.

**Hong Kong reverted to the sovereignty of China on July 1, 1997.



                                                                               5

PAGE
  TOP 10 EQUITY HOLDINGS
  8/31/98

  COMPANY,                          % OF TOTAL
  INDUSTRY, COUNTRY                 NET ASSETS
----------------------------------------------
  Cheung Kong Holdings Ltd.,
  Multi-Industry, Hong Kong**           1.9%

  National Westminster Bank Plc.,
  Banking, United Kingdom               1.7%

  Ford Motor Co.,
  Automobiles, U.S.                     1.6%

  Morgan Stanley Dean Witter & Co.,
  Financial Services, U.S.              1.6%

  British Energy Ltd.,
  Utilities Electrical & Gas,
  United Kingdom                        1.6%

  HSBC Holdings Plc.,
  Banking, Hong Kong**                  1.6%

  SCOR SA,
  Insurance, France                     1.5%

  Entergy Corp.,
  Utilities Electrical & Gas, U.S.      1.5%

  Zuerich Versicherungs-Gesellschaft,
  Reg D, Insurance, Switzerland         1.5%

  Northern Telecom, Ltd.,
  Telecommunications, Canada            1.4%

**Hong Kong reverted to the sovereignty of China on July 1, 1997.


U.S.

In the U.S., a seven-year economic expansion stretched valuations of many securities to levels we believed were unsustainable because they seemed to reflect a utopian economic situation. We believe the financial crisis in Asia may present a great challenge to U.S. companies. If goods manufactured in Asia cost less, and Asian demand for imports decreases, economic growth in the U.S. could be undercut. Nevertheless, it is our experience that at any given time, even relatively expensive markets can be home to a few undervalued stocks. Some of our U.S. holdings are companies we felt were being overlooked and, consequently, undervalued, and which might appreciate from levels at which each was purchased. Among these are Morgan Stanley Dean Witter & Co., Entergy Corp., Rouse Co., and Eastman Kodak Co.

As part of the philosophy and discipline that govern the management of this Fund, we sell stocks whenever we believe they are overpriced based on our internal valuation measures. Although capital gains are onerous to us, we sold shares of Travelers Inc. and Merrill Lynch & Co., Inc., incurring substantial capital gains during the period. Hindsight indicates that this was a good decision because both stocks' values have fallen precipitously from the prices at which we sold them.

Students of value investing know that share prices may occasionally fall below what they believe is the share's value and at other times rise above it. We believe that studying value is quite a different matter from attempting to predict market trends, and although tumultuous markets have been the rule during the recent past, we shall continue to search for sound investment opportunities, based on value investing, for the benefit of our shareholders.



6

PAGE
Please remember this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

There are, of course, special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time.(2) These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton World Fund and welcome your comments or suggestions.

Sincerely,



/s/JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund





(2) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


                                                                               7

PAGE
PERFORMANCE SUMMARY



CLASS I

Templeton World Fund - Class I produced a -7.80% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short-term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the Fund delivered a 216.12% cumulative total return for the 10-year period ended August 31, 1998.

The Fund's share price, as measured by net asset value, decreased $4.21, from $19.66 on August 31, 1997, to $15.45 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 44.0 cents ($0.4400) in income dividends and $2.60 in capital gains, of which $2.5050 represented long-term gains and 9.5 cents ($0.0950) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

8

PAGE
The graph on page 10 compares the performance of the Fund's Class I shares over the past 10 years with the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                               9

PAGE
CLASS I
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

                     [TOTAL RETURN INDEX COMPARISON GRAPH]

The following line graph compares the performance of Templeton World Fund's Class I shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index based on a $10,000 investment from 9/1/88 to 8/31/98.

Templeton World Fund - Class I


                 TEMPLETON WORLD
                  FUND - CLASS I      MSCI WORLD INDEX      CPI
               ----------------------------------------------------------
Sep-88                $9,425              $10,000         $10,000
Sep-88                $9,778              $10,426         $10,068
Oct-88                $9,997              $11,122         $10,101
Nov-88                $9,833              $11,511         $10,110
Dec-88                $9,897              $11,617         $10,127
Jan-89               $10,575              $12,039         $10,178
Feb-89               $10,345              $11,966         $10,218
Mar-89               $10,568              $11,891         $10,277
Apr-89               $10,897              $12,167         $10,345
May-89               $11,086              $11,871         $10,404
Jun-89               $11,037              $11,739         $10,429
Jul-89               $11,931              $13,068         $10,455
Aug-89               $12,092              $12,753         $10,472
Sep-89               $12,162              $13,115         $10,505
Oct-89               $11,717              $12,680         $10,556
Nov-89               $11,864              $13,188         $10,580
Dec-89               $12,134              $13,615         $10,597
Jan-90               $11,307              $12,981         $10,706
Feb-90               $11,359              $12,426         $10,756
Mar-90               $11,397              $11,678         $10,815
Apr-90               $10,949              $11,512         $10,833
May-90               $11,918              $12,726         $10,857
Jun-90               $12,015              $12,638         $10,916
Jul-90               $12,209              $12,755         $10,958
Aug-90               $10,957              $11,563         $11,058
Sep-90                $9,876              $10,346         $11,151
Oct-90                $9,667              $11,314         $11,218
Nov-90               $10,017              $11,131         $11,243
Dec-90               $10,205              $11,366         $11,243
Jan-91               $10,863              $11,784         $11,311
Feb-91               $11,693              $12,877         $11,327
Mar-91               $11,701              $12,499         $11,344
Apr-91               $11,890              $12,599         $11,360
May-91               $12,326              $12,886         $11,393
Jun-91               $11,751              $12,093         $11,428
Jul-91               $12,326              $12,666         $11,445
Aug-91               $12,384              $12,628         $11,478
Sep-91               $12,507              $12,961         $11,529
Oct-91               $12,667              $13,174         $11,546
Nov-91               $12,302              $12,602         $11,579
Dec-91               $13,243              $13,522         $11,588
Jan-92               $13,317              $13,274         $11,604
Feb-92               $13,494              $13,047         $11,647
Mar-92               $13,187              $12,435         $11,705
Apr-92               $13,540              $12,610         $11,722
May-92               $14,088              $13,113         $11,738
Jun-92               $13,818              $12,676         $11,781
Jul-92               $13,846              $12,711         $11,806
Aug-92               $13,382              $13,023         $11,839
Sep-92               $13,382              $12,905         $11,873
Oct-92               $13,143              $12,559         $11,915
Nov-92               $13,372              $12,786         $11,931
Dec-92               $13,674              $12,892         $11,924
Jan-93               $13,852              $12,937         $11,983
Feb-93               $14,166              $13,245         $12,024
Mar-93               $14,742              $14,017         $12,067
Apr-93               $15,045              $14,668         $12,100
May-93               $15,495              $15,009         $12,117
Jun-93               $15,370              $14,885         $12,134
Jul-93               $15,810              $15,194         $12,133
Aug-93               $16,689              $15,893         $12,167
Sep-93               $16,605              $15,602         $12,192
Oct-93               $17,409              $16,034         $12,243
Nov-93               $17,037              $15,130         $12,251
Dec-93               $18,269              $15,873         $12,251
Jan-94               $19,373              $16,923         $12,285
Feb-94               $18,873              $16,706         $12,328
Mar-94               $18,152              $15,989         $12,370
Apr-94               $18,524              $16,486         $12,386
May-94               $18,699              $16,531         $12,394
Jun-94               $18,280              $16,488         $12,436
Jul-94               $19,141              $16,805         $12,469
Aug-94               $19,839              $17,314         $12,521
Sep-94               $19,315              $16,862         $12,554
Oct-94               $19,497              $17,344         $12,563
Nov-94               $18,583              $16,596         $12,579
Dec-94               $18,429              $16,759         $12,579
Jan-95               $18,272              $16,511         $12,629
Feb-95               $18,845              $16,755         $12,679
Mar-95               $19,209              $17,566         $12,721
Apr-95               $19,976              $18,181         $12,763
May-95               $20,613              $18,340         $12,789
Jun-95               $20,939              $18,338         $12,814
Jul-95               $21,966              $19,259         $12,814
Aug-95               $21,797              $18,834         $12,848
Sep-95               $22,317              $19,386         $12,872
Oct-95               $21,527              $19,084         $12,915
Nov-95               $22,087              $19,751         $12,906
Dec-95               $22,400              $20,332         $12,897
Jan-96               $23,286              $20,702         $12,973
Feb-96               $23,347              $20,832         $13,015
Mar-96               $23,662              $21,184         $13,082
Apr-96               $24,278              $21,685         $13,132
May-96               $24,533              $21,707         $13,157
Jun-96               $24,518              $21,821         $13,166
Jul-96               $23,647              $21,055         $13,191
Aug-96               $24,353              $21,301         $13,216
Sep-96               $24,894              $22,139         $13,258
Oct-96               $25,316              $22,297         $13,300
Nov-96               $26,704              $23,550         $13,325
Dec-96               $27,205              $23,178         $13,325
Jan-97               $28,044              $23,460         $13,367
Feb-97               $28,389              $23,734         $13,407
Mar-97               $28,241              $23,269         $13,441
Apr-97               $28,882              $24,034         $13,457
May-97               $30,411              $25,522         $13,449
Jun-97               $31,972              $26,798         $13,465
Jul-97               $33,583              $28,037         $13,481
Aug-97               $32,317              $26,165         $13,506
Sep-97               $34,520              $27,590         $13,540
Oct-97               $31,704              $26,143         $13,574
Nov-97               $31,742              $26,609         $13,566
Dec-97               $32,437              $26,938         $13,550
Jan-98               $32,379              $27,693         $13,574
Feb-98               $34,520              $29,571         $13,601
Mar-98               $36,391              $30,824         $13,629
Apr-98               $36,429              $31,129         $13,653
May-98               $35,176              $30,744         $13,678
Jun-98               $34,713              $31,478         $13,694
Jul-98               $34,790              $31,432         $13,710
Aug-98               $29,795              $27,245         $13,727


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).

Past performance is not predictive of future results.

10

PAGE
CLASS I
Periods ended 8/31/98

                                                                                                SINCE
                                                                                              INCEPTION
                                                          1-YEAR       5-YEAR      10-YEAR    (1/17/78)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                -7.80%       78.53%      216.12%    1,826.55%
Average Annual Total Return(2)                           -13.11%       10.97%       11.54%       15.09%
Value of $10,000 Investment(3)                            $8,689      $16,829      $29,795     $181,579


                                            8/31/94      8/31/95      8/31/96      8/31/97      8/31/98
--------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                     18.87%        9.87%       11.73%       32.70%       -7.80%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                              11

PAGE
CLASS II

Templeton World Fund - Class II produced a -8.51% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $4.23, from $19.39 on August 31, 1997, to $15.16 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 35.04 cents ($0.3504) in income dividends and $2.60 in capital gains, of which $2.5050 represented long-term gains and 9.5 cents ($0.0950) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

12

PAGE
The graph on page 14 compares the performance of the Fund's Class II shares since inception with the unmanaged Morgan Stanley Capital
International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries including the U.S., Canada, the United Kingdom and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                              13

PAGE
CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

                     [TOTAL RETURN INDEX COMPARISON GRAPH]


The following line graph compares the performance of Templeton World Fund's Class II shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 8/31/98.

 Templeton World Fund - Class II

                   TEMPLETON WORLD   MSCI WORLD
                   FUND - CLASS II      INDEX        CPI
                  -----------------------------------------------
5/1/95                  $9,897         $10,000     $10,000
5/31/95                $10,200         $10,088     $10,020
6/30/95                $10,354         $10,086     $10,040
7/31/95                $10,857         $10,593     $10,040
8/31/95                $10,767         $10,359     $10,067
9/30/95                $11,018         $10,663     $10,086
10/31/95               $10,617         $10,497     $10,119
11/30/95               $10,887         $10,863     $10,112
12/31/95               $11,038         $11,183     $10,105
1/31/96                $11,469         $11,387     $10,164
2/29/96                $11,492         $11,458     $10,197
3/31/96                $11,633         $11,651     $10,250
4/30/96                $11,923         $11,927     $10,289
5/31/96                $12,050         $11,940     $10,309
6/30/96                $12,035         $12,002     $10,316
7/31/96                $11,596         $11,581     $10,335
8/31/96                $11,938         $11,716     $10,355
9/30/96                $12,191         $12,177     $10,388
10/31/96               $12,395         $12,264     $10,421
11/30/96               $13,065         $12,953     $10,441
12/31/96               $13,297         $12,748     $10,441
1/31/97                $13,703         $12,904     $10,473
2/28/97                $13,865         $13,054     $10,505
3/31/97                $13,776         $12,799     $10,531
4/30/97                $14,083         $13,219     $10,544
5/31/97                $14,813         $14,038     $10,537
6/30/97                $15,566         $14,739     $10,550
7/31/97                $16,336         $15,421     $10,563
8/31/97                $15,712         $14,392     $10,583
9/30/97                $16,774         $15,175     $10,609
10/31/97               $15,390         $14,379     $10,636
11/30/97               $15,399         $14,636     $10,629
12/31/97               $15,721         $14,816     $10,617
1/31/98                $15,683         $15,232     $10,636
2/28/98                $16,717         $16,265     $10,657
3/31/98                $17,608         $16,954     $10,678
4/30/98                $17,618         $17,122     $10,697
5/31/98                $16,992         $16,910     $10,717
6/30/98                $16,764         $17,314     $10,730
7/31/98                $16,793         $17,288     $10,742
8/31/98                $14,375         $14,985     $10,755




THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.
*Performance figures represent the change in value of an investment over the period shown and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.
**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
***Source: Bureau of Labor Statistics (8/31/98).

Past performance is not predictive of future results.

14

PAGE
CLASS II
Periods ended 8/31/98

                                                                            SINCE
                                                                          INCEPTION
                                                 1-YEAR        3-YEAR      (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                       -8.51%        33.51%        45.25%
Average Annual Total Return(2)                  -10.33%         9.74%        11.49%
Value of $10,000 Investment(3)                   $8,967       $13,217       $14,375

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                              15

PAGE
TEMPLETON WORLD FUND



Class I

If you had invested $10,000 in Templeton World Fund - Class I at inception, it would be worth more than $181,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), with income dividends and capital gains reinvested as shown through August 31, 1998.*

                     [TEMPLETON WORLD FUND - CLASS I GRAPH]


The following logarithmic chart illustrates the growth of a $10,000 investment in Templeton World Fund's Class I shares from the Fund's inception on 1/17/78 through 8/31/98.

   Templeton World


                  Principal +    Principal +     Total Value          Principal       Income          Cap Gains
                   Dividends      Cap Gains
         1/17/78     $9,425         $9,425          $9,425               $9,425              $0               $0
           12/78    $11,395        $11,405         $11,452              $11,348             $47              $57
           12/79    $14,406        $14,388         $14,675              $14,119            $287             $269
           12/80    $17,349        $16,973         $17,734              $16,588            $761             $385
           12/81    $17,785        $17,405         $18,837              $16,352          $1,432           $1,052
           12/82    $21,080        $20,021         $22,487              $18,615          $2,466           $1,407
           12/83    $27,121        $26,233         $30,130              $23,223          $3,897           $3,009
           12/84    $26,241        $27,017         $31,561              $21,697          $4,544           $5,320
           12/85    $33,383        $34,640         $41,519              $26,503          $6,879           $8,136
           12/86    $36,327        $40,184         $48,726              $27,785          $8,542          $12,399
           12/87    $33,237        $41,021         $50,394              $23,864          $9,372          $17,157
           12/88    $38,712        $48,297         $60,317              $26,692         $12,020          $21,605
           12/89    $46,883        $57,755         $73,950              $30,688         $16,195          $27,067
           12/90    $38,148        $47,435         $62,190              $23,393         $14,755          $24,042
           12/91    $46,167        $61,438         $80,706              $26,899         $19,268          $34,539
           12/92    $44,660        $63,289         $83,330              $24,618         $20,041          $38,670
           12/93    $55,556        $85,391         $111,333             $29,614         $25,942          $55,777
           12/94    $52,040        $86,978         $112,307             $26,711         $25,330          $60,267
           12/95    $57,767        $106,848        $136,510             $28,106         $29,662          $78,743
           12/96    $68,294        $128,697        $165,794             $31,197         $37,097          $97,500
           12/97    $73,648        $155,737        $197,679             $31,706         $41,942         $124,031
         8/31/98    $67,650        $143,052        $181,579             $29,123         $38,526         $113,929




*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers another share class, subject to different fees and expenses, which will affect performance. Please see the prospectus for more details.

Past performance is not predictive of future results.

16

PAGE

TEMPLETON WORLD FUND
Financial Highlights

                                                                                     CLASS I
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                        ------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $19.66        $16.21        $16.76        $17.06        $15.94
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .42           .45           .41           .33           .26
 Net realized and unrealized gains (losses).........         (1.59)         4.47          1.29          1.11          2.50
                                                        ------------------------------------------------------------------
Total from investment operations....................         (1.17)         4.92          1.70          1.44          2.76
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.44)         (.43)         (.37)         (.28)         (.26)
 Net realized gains.................................         (2.60)        (1.04)        (1.88)        (1.46)        (1.38)
                                                        ------------------------------------------------------------------
Total distributions.................................         (3.04)        (1.47)        (2.25)        (1.74)        (1.64)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $15.45        $19.66        $16.21        $16.76        $17.06
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------
Total Return*.......................................       (7.80)%        32.70%        11.73%         9.87%        18.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $7,852,041    $8,649,994    $6,483,146    $5,868,967    $5,421,691
Ratios to average net assets:
 Expenses...........................................         1.04%         1.03%         1.03%         1.05%         1.04%
 Net investment income..............................         2.34%         2.58%         2.66%         2.18%         1.67%
Portfolio turnover rate.............................        43.36%        39.16%        22.05%        34.05%        30.77%

*Total return does not reflect sales commissions.
                                                                              17

PAGE
TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                                   CLASS II
                                                                -----------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                -----------------------------------------------
                                                                  1998          1997         1996        1995+
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $19.39        $16.04       $16.71      $15.36
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income......................................         .33           .34          .45         .03
 Net realized and unrealized gains (losses).................       (1.61)         4.39         1.11        1.32
                                                                -----------------------------------------------
Total from investment operations............................       (1.28)         4.73         1.56        1.35
                                                                -----------------------------------------------
Less distributions from:
 Net investment income......................................        (.35)         (.34)        (.35)         --
 Net realized gains.........................................       (2.60)        (1.04)       (1.88)         --
                                                                -----------------------------------------------
Total distributions.........................................       (2.95)        (1.38)       (2.23)         --
                                                                -----------------------------------------------
Net asset value, end of year................................      $15.16        $19.39       $16.04      $16.71
                                                                -----------------------------------------------
                                                                -----------------------------------------------
Total Return*...............................................     (8.51)%        31.61%       10.88%       8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $325,319      $207,679      $58,619      $7,623
Ratios to average net assets:
 Expenses...................................................       1.80%         1.83%        1.84%       1.82%**
 Net investment income......................................       1.66%         1.92%        2.14%       1.37%**
Portfolio turnover..........................................      43.36%        39.16%       22.05%      34.05%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 71.7%
AEROSPACE & MILITARY TECHNOLOGY 1.1%
Raytheon Co., A.............................................  United States         2,066,100     $   92,587,106
                                                                                                  --------------
APPLIANCES & HOUSEHOLD DURABLES
Guangdong Kelon Electrical Holdings Ltd., H.................      China               268,700            135,231
                                                                                                  --------------
AUTOMOBILES 6.0%
Autoliv Inc., ADR...........................................      Sweden            2,731,900         84,102,110
Fiat SpA, di Risp...........................................      Italy            10,000,000         18,177,124
Ford Motor Co. .............................................  United States         3,063,400        134,789,600
General Motors Corp. .......................................  United States         1,800,000        103,950,000
Volkswagen AG...............................................     Germany              589,600         43,463,567
Volvo AB, B.................................................      Sweden            3,840,500        105,885,229
                                                                                                  --------------
                                                                                                     490,367,630
                                                                                                  --------------
BANKING 6.5%
Banco Popular Espanol SA, Reg S.............................      Spain               527,376         35,530,490
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand          17,828,000         12,551,933
Banque Nationale de Paris BNP...............................      France              739,106         50,511,830
Credit Suisse Group, Reg D..................................   Switzerland             11,530          2,020,919
Deutsche Bank AG............................................     Germany              869,800         56,622,081
Development Bank of Singapore Ltd., fgn. ...................    Singapore           1,793,000          6,208,868
HSBC Holdings Plc. .........................................    Hong Kong           6,057,261        128,583,523
National Australia Cap Sec Plc. ............................    Australia           2,164,653         58,716,213
National Bank of Canada.....................................      Canada            2,982,000         38,701,275
National Westminster Bank Plc. .............................  United Kingdom        7,889,875        139,779,429
*Shinhan Bank Co. Ltd.......................................   South Korea            807,667          1,895,820
                                                                                                  --------------
                                                                                                     531,122,381
                                                                                                  --------------
BROADCASTING & PUBLISHING .2%
*Scholastic Corp. ..........................................  United States           337,900         13,093,625
South China Morning Post Ltd. ..............................    Hong Kong          19,038,700          6,264,993
                                                                                                  --------------
                                                                                                      19,358,618
                                                                                                  --------------
BUILDING MATERIALS & COMPONENTS .9%
Anglian Group Plc. .........................................  United Kingdom           41,200            132,460
Caradon Plc. ...............................................  United Kingdom       10,191,987         23,637,204
Cemex SA....................................................      Mexico           10,917,000         21,900,797
Gujarat Ambuja Cements Ltd. ................................      India             2,224,500          9,464,065
Gujarat Ambuja Cements Ltd., GDR, Reg S.....................      India               576,000          2,116,800
Gujarat Ambuja Cements Ltd., GDR, 144A......................      India               647,000          2,377,725
Owens Corning Capital LLC...................................  United States           275,000          9,642,187
Pioneer International Ltd. .................................    Australia             322,014            589,671
                                                                                                  --------------
                                                                                                      69,860,909
                                                                                                  --------------

                                                                              19

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUSINESS & PUBLIC SERVICES 2.0%
Columbia HCA Healthcare Corp. ..............................  United States         2,094,700     $   47,261,669
*Humana Inc. ...............................................  United States           739,600          9,614,800
*Waste Management Inc. .....................................  United States         2,372,925        104,705,316
                                                                                                  --------------
                                                                                                     161,581,785
                                                                                                  --------------
CHEMICALS 1.8%
Beijing Yanhua Petrochemical Company Limited, ADR...........      China               390,960          1,026,270
Cookson Group Plc. .........................................  United Kingdom       12,603,302         32,922,774
DSM NV......................................................   Netherlands            476,608         41,959,610
Eastman Chemical Co. .......................................  United States           838,400         43,230,000
Imperial Chemical Industries Plc. ..........................  United Kingdom        1,442,000         15,864,197
Kemira OY...................................................     Finland              549,600          4,628,857
Shanghai Petrochemical Co. Ltd., H..........................      China           103,092,000          5,520,980
                                                                                                  --------------
                                                                                                     145,152,688
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION .7%
International Business Machines Corp. ......................  United States           300,000         33,787,500
*Intuit Inc. ...............................................  United States           354,600         12,122,887
*Quantum Corp. .............................................  United States         1,024,560         11,718,405
                                                                                                  --------------
                                                                                                      57,628,792
                                                                                                  --------------
ELECTRICAL & ELECTRONICS 2.0%
ABB AB, A...................................................      Sweden            2,048,000         22,788,472
Alcatel Alsthom Cie Generale O'Electricite SA...............      France              247,255         42,087,738
Ametek Inc. ................................................  United States           236,200          4,605,900
General Electric Co. Plc....................................  United Kingdom        7,707,500         50,528,077
Philips Electronics NV......................................   Netherlands            625,460         40,795,311
                                                                                                  --------------
                                                                                                     160,805,498
                                                                                                  --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .1%
Harman International Industries Inc. .......................  United States           282,600          9,908,663
                                                                                                  --------------
ENERGY SOURCES 3.9%
Norsk Hydro AS..............................................      Norway              345,333         12,449,831
Occidental Petroleum Corp. .................................  United States           834,800         15,443,800
Perez Companc SA, Reg B.....................................    Argentina           2,410,800          9,548,678
*Petron Corporation.........................................   Philippines         49,928,000          3,020,758
Rao Gazprom, ADR, Reg S.....................................      Russia              689,251          4,652,444
Repsol SA...................................................      Spain               900,000         40,563,550
Societe Elf Aquitaine SA....................................      France              809,000         82,679,526
Transportadora de Gas del Sur SA, B, ADR....................    Argentina           1,400,000         13,300,000
Valero Energy Corp., new....................................  United States         1,899,550         33,954,456
YPF Sociedad Anonima, D.....................................    Argentina           1,400,000         31,366,273
YPF Sociedad Anonima, D, ADR................................    Argentina           3,314,100         73,324,463
                                                                                                  --------------
                                                                                                     320,303,779
                                                                                                  --------------

 20

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 4.6%
Axa-UAP.....................................................      France              920,663     $  110,604,184
Ing Groep NV................................................   Netherlands          1,480,356         87,182,595
*Ing Groep NV, trading coupon...............................   Netherlands          1,480,356            967,042
Lend Lease Corp. Ltd. ......................................    Australia           1,407,707         26,623,738
Merrill Lynch & Co. Inc. ...................................  United States            75,200          4,963,200
Morgan Stanley Dean Witter & Co. ...........................  United States         2,289,772        132,949,887
Paribas.....................................................      France              138,800         12,071,607
                                                                                                  --------------
                                                                                                     375,362,253
                                                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS 2.1%
Archer Daniels Midland Co. .................................  United States         5,727,442         85,911,635
Hillsdown Holdings Plc. ....................................  United Kingdom       15,923,076         37,728,617
IBP Inc. ...................................................  United States         2,500,000         41,406,250
McBride Plc. ...............................................  United Kingdom        2,561,600          7,227,676
                                                                                                  --------------
                                                                                                     172,274,178
                                                                                                  --------------
FOREST PRODUCTS & PAPER 3.2%
Aracruz Celulose SA, ADR....................................      Brazil            1,607,700         10,148,606
Assidomaen AB...............................................      Sweden              800,000         18,495,852
Enso OY, R..................................................     Finland            2,607,500         22,009,550
Fletcher Challenge Ltd. Forestry Division...................   New Zealand         12,598,563          4,558,475
Fletcher Challenge Ltd. Forestry Division, fgn. ............   New Zealand            316,421            108,643
Fletcher Challenge Paper Ltd. ..............................   New Zealand          9,189,576          5,693,524
Georgia Pacific Corp. ......................................  United States           915,200         39,239,200
Metsa Serla OY, B...........................................     Finland            2,552,500         19,500,163
Mo Och Domsjoe AB (Modo), B.................................      Sweden            1,200,000         23,589,629
Norske Skogindustrier AS, A.................................      Norway              430,170         11,886,967
St. Joe Company.............................................  United States         1,126,200         22,594,388
Stora Kopparbergs Bergslags AB, A...........................      Sweden              248,000          3,004,834
Stora Kopparbergs Bergslags AB, B...........................      Sweden            1,652,000         20,016,073
Svenska Cellulosa AB (SCA), B...............................      Sweden              719,600         15,302,499
UPM-Kymmene Corporation.....................................     Finland            2,242,290         45,123,645
                                                                                                  --------------
                                                                                                     261,272,048
                                                                                                  --------------
HEALTH & PERSONAL CARE .9%
China Pharmaceutical Enterprise & Inv. Corp. Ltd. ..........      China               578,000             35,802
Ono Pharmaceutical Co. Ltd. ................................      Japan               150,500          3,549,579
Pharmacia & Upjohn Inc. ....................................  United States         1,682,700         69,937,219
                                                                                                  --------------
                                                                                                      73,522,600
                                                                                                  --------------

                                                                              21

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL COMPONENTS 1.0%
BTR Plc.....................................................  United Kingdom       29,256,338     $   64,176,899
Goodyear Tire & Rubber Co. .................................  United States           301,400         14,768,600
Sandvik AB, A...............................................      Sweden              121,000          2,468,380
Yamato Kogyo Co. Ltd. ......................................      Japan               272,000          1,791,628
                                                                                                  --------------
                                                                                                      83,205,507
                                                                                                  --------------
INSURANCE 6.6%
Ace Ltd. ...................................................     Bermuda            1,462,400         42,409,600
American Bankers Insurance Group Inc. ......................  United States         1,060,000         54,987,500
American International Group Inc. ..........................  United States           721,200         55,757,775
+Berkley W.R. Corp. ........................................  United States         1,863,100         58,920,538
*Exel Ltd., A...............................................     Bermuda              368,190         24,599,694
Muenchener Rueckversicherungs-Gesellschaft..................     Germany               26,001          6,457,861
*Muenchener Rueckversicherungs-Gesellschaft, 144A...........     Germany                1,040            403,380
*Muenchener Rueckversicherungs-Gesellschaft, wts. ..........     Germany                1,040             43,640
National Mutual Asia Ltd. ..................................    Hong Kong           5,406,000          2,092,861
Partnerre Ltd. .............................................     Bermuda              875,800         35,250,950
+SCOR SA....................................................      France            1,930,533        122,495,749
UNUM Corp. .................................................  United States           343,900         15,131,600
Zuerich Versicherungs-Gesellschaft, Reg D...................   Switzerland            198,480        118,843,725
                                                                                                  --------------
                                                                                                     537,394,873
                                                                                                  --------------
LEISURE & TOURISM .3%
Rank Group Plc. ............................................  United Kingdom        5,522,116         26,261,005
                                                                                                  --------------
MACHINERY & ENGINEERING .5%
+Harnischfeger Industries Inc. .............................  United States         2,434,650         39,106,566
                                                                                                  --------------
MERCHANDISING 1.6%
*Cifra SA de CV.............................................      Mexico            2,018,922          2,187,106
Coles Myer Ltd., A..........................................    Australia           6,969,277         25,524,251
Dairy Farm International Holdings Ltd. .....................    Hong Kong          29,643,409         28,161,239
David Jones Ltd. ...........................................    Australia          13,322,194         11,587,897
Gucci Group NV..............................................   Netherlands            709,700         24,617,719
Li & Fung Ltd. .............................................    Hong Kong           5,688,000          6,679,502
Safeway Plc. ...............................................  United Kingdom        4,360,133         22,742,870
Takashimaya Co. Ltd. .......................................      Japan             1,112,000          7,600,255
                                                                                                  --------------
                                                                                                     129,100,839
                                                                                                  --------------
METALS & MINING 3.8%
Alcan Aluminum Ltd. ........................................      Canada            1,116,887         21,100,281
Anglo American Platinum Corp. Ltd. .........................   South Africa         8,009,072         99,719,974
British Steel Plc. .........................................  United Kingdom       25,213,500         45,281,198
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil              691,280         11,060,480
Elkem AS, A.................................................      Norway              281,400          3,218,893
Ispat International NV, A, Reg D............................   Netherlands          2,756,470         29,804,332

 22

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING (CONT.)
Pechiney SA, A..............................................      France              587,123     $   19,024,375
Pohang Iron & Steel Co. Ltd. ...............................   South Korea            461,745         18,010,577
Reynolds Metals Co. ........................................  United States           740,752         35,509,799
RGC Ltd. ...................................................    Australia           1,385,581          1,708,695
Titanium Metals.............................................  United States           611,600          7,033,400
Union Miniere NPV...........................................     Belgium              350,000         17,224,788
                                                                                                  --------------
                                                                                                     308,696,792
                                                                                                  --------------
MISC MATERIALS & COMMODITIES .4%
De Beers/Centenary Linked Units, reg. ......................   South Africa         2,654,600         32,101,851
                                                                                                  --------------
MULTI-INDUSTRY 4.9%
Alfa SA de CV, A............................................      Mexico               83,200            187,773
Broken Hill Proprietary Co. Ltd. ...........................    Australia          13,928,455         96,124,823
Cheung Kong Hldgs. Ltd. ....................................    Hong Kong          39,864,000        154,328,189
Elementis Plc. .............................................  United Kingdom       10,342,027         17,144,639
First Pacific Co. Ltd. .....................................    Hong Kong          18,747,244          5,806,197
Hutchison Whampoa Ltd. .....................................    Hong Kong          18,555,000         80,453,208
Jardine Strategic Holdings Ltd. ............................    Hong Kong          14,535,116         17,006,086
*Metro Pacific Corporation MDI..............................   Philippines          1,465,760             21,752
Pacific Dunlop Ltd. ........................................    Australia             584,000          1,017,954
Pilkington Plc. ............................................  United Kingdom        9,574,519         12,505,442
Swire Pacific Ltd., A.......................................    Hong Kong           1,358,100          3,916,990
Swire Pacific Ltd., B.......................................    Hong Kong          27,373,500         12,275,191
Wheelock and Company Ltd. ..................................    Hong Kong           3,517,000          1,849,452
                                                                                                  --------------
                                                                                                     402,637,696
                                                                                                  --------------
REAL ESTATE 4.2%
American Health Properties Inc. ............................  United States           443,400          9,865,650
Carramerica Realty Corp. ...................................  United States           201,900          4,542,750
Crescent Real Estate Equities Co. ..........................  United States         2,258,700         51,950,100
*Fastighets AB Balder.......................................      Sweden               85,820            827,610
Federal Realty Investment Trust.............................  United States           300,000          6,037,500
General Growth Properties...................................  United States           900,000         32,456,250
Highwood Properties Inc. ...................................  United States         1,222,900         31,107,519
Hon Kwok Land Investment Co. Ltd. ..........................    Hong Kong           9,913,700            524,521
Inversiones y Representacion SA.............................    Argentina           6,699,668         16,082,420
Inversiones y Representacion SA, GDR........................    Argentina             620,152         14,728,610
IRT Property Co.............................................  United States           373,600          3,315,700
National Health Investors Inc. .............................  United States         1,080,000         28,620,000
Nationwide Health Properties Inc. ..........................  United States           400,000          8,175,000
New World Development Co. Ltd. .............................    Hong Kong          36,733,151         39,581,094
Post Properties Inc. .......................................  United States             6,600            250,800
Rouse Co. ..................................................  United States         1,660,000         47,725,000

                                                                              23

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Summit Properties Inc. .....................................  United States           867,900     $   14,537,325
Union du Credit Bail Immobilier Unibail, Reg D..............      France              300,436         35,635,471
                                                                                                  --------------
                                                                                                     345,963,320
                                                                                                  --------------
RECREATION & OTHER CONSUMER GOODS .8%
Eastman Kodak Co. ..........................................  United States           888,800         69,437,500
                                                                                                  --------------
TELECOMMUNICATIONS 4.4%
Bell Atlantic Corp. ........................................  United States           280,200         12,363,825
Hong Kong Telecommunications Ltd. ..........................    Hong Kong          26,734,998         47,265,456
Nortel Inversora SA, ADR....................................    Argentina             146,490          2,746,687
Northern Telecom, Ltd. .....................................      Canada            2,348,018        112,961,260
++Receipts of Telebras Stock................................      Brazil          147,744,000          7,532,195
Rostelecom, ADR.............................................      Russia              126,400            458,200
Telecom Argentina Stet-France SA (Teco), B, ADR.............    Argentina           2,238,800         50,093,150
Telecom Italia SpA, di Risp.................................      Italy            10,853,750         53,793,896
*Telecomunicacoes de Sao Paulo Celular SA (Telesp)..........      Brazil           36,205,000          1,473,549
Telecomunicacoes de Sao Paulo Celular SA (Telesp), Reg D....      Brazil           36,205,000          3,999,193
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            1,887,151         67,347,701
                                                                                                  --------------
                                                                                                     360,035,112
                                                                                                  --------------
TEXTILES & APPAREL .2%
Dawson International Plc. ..................................  United Kingdom          614,477            174,921
*Fruit of the Loom Inc., A..................................  United States           842,600         18,905,838
Inner Mongolia Erdos Cashmere Products Co. Ltd., B..........      China             3,780,200            567,030
*Yizheng Chemical Fibre Company Ltd., H.....................      China            16,536,000            778,873
                                                                                                  --------------
                                                                                                      20,426,662
                                                                                                  --------------
TRANSPORTATION 1.0%
Air New Zealand Ltd., B.....................................   New Zealand          3,980,000          3,748,110
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom        6,442,515         74,437,538
Stolt Nielsen SA............................................      Norway              157,700          1,655,850
Stolt Nielsen SA, B, ADR....................................      Norway                5,450             54,500
                                                                                                  --------------
                                                                                                      79,895,998
                                                                                                  --------------
UTILITIES ELECTRICAL & GAS 6.0%
BG Plc. ....................................................  United Kingdom       10,898,823         67,434,403
British Energy Ltd. ........................................  United Kingdom        2,284,400         21,861,294
British Energy Ltd., 144A...................................  United Kingdom       11,451,700        109,590,692
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........      Brazil            1,154,800          8,242,264
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul), ADR......      Brazil              115,480            583,827
*Centrica Plc. .............................................  United Kingdom       12,352,000         19,183,978
Entergy Corp. ..............................................  United States         4,247,300        122,375,331
Guangdong Electric Power Development Co Ltd., B.............      China                38,610             10,812
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong           2,636,500          7,825,259

 24

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Iberdrola SA................................................      Spain             2,461,317     $   36,238,133
Korea Electric Power Corp. .................................   South Korea          4,010,850         51,676,261
National Grid Group Plc. ...................................  United Kingdom        5,020,276         36,295,051
Potomac Electric Power Co. .................................  United States           201,200          4,929,400
Shandong Huaneng Power Development Co. Ltd., ADR............      China             1,000,000          3,625,000
                                                                                                  --------------
                                                                                                     489,871,705
                                                                                                  --------------
TOTAL COMMON STOCKS (COST $5,642,299,670)...................                                       5,865,379,585
                                                                                                  --------------
PREFERRED STOCKS 3.0%
Banco Bradesco SA BBD, pfd. ................................      Brazil        8,974,931,227         50,330,993
*Banco Bradesco SA BBD, pfd., rts. .........................      Brazil          217,647,364             24,041
Banco Itau SA, pfd. ........................................      Brazil           22,080,000          9,380,576
Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. .....................................................      Brazil              297,384          1,503,471
*Centrais Geradoras do Sul do Brasil SA (Gerasul), ADR,
  pfd. .....................................................      Brazil            3,430,645         26,234,859
Cia Energetica de Minas Gerais (Cemig), ADR, pfd. ..........      Brazil                8,566            160,126
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil            1,552,700         20,581,290
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil            1,566,800         20,768,188
Coteminas Cia Tecidos Norte de Minas (CTNM), pfd. ..........      Brazil           93,090,200          9,609,592
Fiat SpA, pfd. .............................................      Italy            17,750,700         32,520,289
Petrobras Distribuidora SA, pfd. ...........................      Brazil        1,728,195,300         16,872,262
Petroleo Brasileiro SA (Petrobras), pfd. ...................      Brazil          179,486,000         18,300,892
++Receipts of Telebras Stock ...............................      Brazil          533,400,000         37,844,252
*Telecomunicacoes de Sao Paulo Celular SA (Telesp), B,
  pfd. .....................................................      Brazil              116,464              6,828
Telecomunicacoes de Sao Paulo Celular SA (Telesp), Reg D,
  pfd. .....................................................      Brazil              116,464             16,526
                                                                                                  --------------
TOTAL PREFERRED STOCKS (COST $430,322,043)..................                                         244,154,185
                                                                                                  --------------
                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**            VALUE
                                                                 -------          --------            -----
BONDS 19.4%
Asia Pulp & Paper Co. Ltd., cvt., zero coupon, 11/18/12.....    Indonesia      $   96,650,000         10,873,125
Bilboa Vizcaya Investment BV, 144A, 3.50%, 7/12/06..........      Spain             8,765,000         22,043,975
Finaxa SA, cvt., 3.00%, 1/01/07.............................      France          240,900,000FRF      59,653,932
Government of Italy, cvt., 5.00%, 6/28/01...................      Italy           123,095,000        199,260,031
National Grid Group Plc., cvt., 144A, 4.25%, 2/17/08........  United Kingdom       16,000,000GBP      31,263,752
Sony Corp., cvt., 1.40%, 3/31/05............................      Japan         7,300,000,000JPY      71,867,696
Telefonica Europe BV, 144A, 2.00%, 7/15/02..................   Netherlands         23,471,000         31,597,834
U.S. Treasury Bond, 6.375%, 8/15/27.........................  United States       125,000,000        142,382,875
U S Treasury Notes:
  5.12%, 8/31/02............................................  United States        50,000,000         52,157,500
  5.50%, 3/31/03............................................  United States       125,000,000        127,617,250
  5.75%, 4/30/03............................................  United States       125,000,000        128,828,250
  5.50%, 5/31/03............................................  United States       150,000,000        153,140,700
  7.00%, 7/15/06............................................  United States       125,000,000        140,039,125
  5.19%, 10/15/06...........................................  United States        50,000,000         54,502,500
  6.125%, 8/15/07...........................................  United States        75,000,000         80,296,950

                                                                              25

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
  5.625%, 5/15/08...........................................  United States    $  100,000,000     $  104,468,800
  6.125%, 11/15/27..........................................  United States       150,000,000        166,359,450
Volkswagen International Finance, cvt., 144A, 3.00%,
  1/24/02...................................................   Netherlands          9,510,000         13,333,971
                                                                                                  --------------
TOTAL BONDS (COST $1,493,865,898)...........................                                       1,589,687,716
                                                                                                  --------------
SHORT TERM INVESTMENTS 6.8%
Fannie Mae, 5.56% to 5.59%, with maturities to 1/15/99......  United States       193,350,000        193,447,425
Federal Farm Credit Bank, 5.50% to 5.53% with maturities to
  11/02/98..................................................  United States       205,982,000        206,003,005
Federal Home Loan Bank, 5.71%, 10/01/98.....................  United States        46,500,000         46,509,626
U.S. Treasury Bill, 5.11%, 12/10/98.........................  United States         9,870,000          9,738,127
U.S. Treasury Note, 5.875%, 10/31/98........................  United States       100,000,000        100,125,100
                                                                                                  --------------
TOTAL SHORT TERM INVESTMENTS (COST $555,740,000)............                                         555,823,283
                                                                                                  --------------
TOTAL INVESTMENTS (COST $8,122,227,611) 100.9%..............                                       8,255,044,769
OTHER ASSETS, LESS LIABILITIES (.9%)........................                                         (77,685,154)
                                                                                                  --------------
TOTAL NET ASSETS 100.0%.....................................                                      $8,177,359,615
                                                                                                  --------------
                                                                                                  --------------

CURRENCY ABBREVIATIONS:

FRF  -- French Franc
GBP  -- British Pound
JPY  -- Japanese Yen

*Non-income producing.
**Securities traded in U.S dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1998, were $220,522,853.
++Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).

                       See Notes to Financial Statements.
26

PAGE

TEMPLETON WORLD FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $8,122,227,611)..    $8,255,044,769
 Cash.......................................................           318,257
 Receivables:
  Investment securities sold................................        27,620,227
  Capital shares sold.......................................         6,625,963
  Dividends and interest....................................        54,319,726
                                                                --------------
      Total assets..........................................     8,343,928,942
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       107,216,641
  Capital shares redeemed...................................        48,675,332
  To affiliates.............................................         9,077,062
 Accrued liabilities........................................         1,600,292
                                                                --------------
      Total liabilities.....................................       166,569,327
                                                                --------------
Net assets, at value........................................    $8,177,359,615
                                                                --------------
                                                                --------------
Net assets consist of:
 Undistributed net investment income........................    $  174,852,694
 Net unrealized appreciation................................       132,817,158
 Accumulated net realized gain..............................       728,584,089
 Capital shares.............................................     7,141,105,674
                                                                --------------
Net assets, at value........................................    $8,177,359,615
                                                                --------------
                                                                --------------
CLASS I:
 Net asset value per share ($7,852,040,498 / 508,278,820
  shares outstanding).......................................            $15.45
                                                                --------------
                                                                --------------
 Maximum offering price per share ($15.45 / 94.25%).........            $16.39
                                                                --------------
                                                                --------------
CLASS II:
 Net asset value per share ($325,319,117 / 21,466,033 shares
  outstanding)*.............................................            $15.16
                                                                --------------
                                                                --------------
 Maximum offering price per share ($15.16 / 99.00%).........            $15.31
                                                                --------------
                                                                --------------

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              27

PAGE

TEMPLETON WORLD FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $18,092,332)
 Dividends..................................................    $209,411,381
 Interest...................................................     109,644,880
                                                                ------------
      Total investment income...............................                       $   319,056,261
Expenses:
 Management fees (Note 3)...................................      57,704,400
 Administrative fees (Note 3)...............................       7,286,511
 Distribution fees (Note 3)
  Class I...................................................      21,510,541
  Class II..................................................       3,095,431
 Transfer agent fees (Note 3)...............................       6,144,679
 Custodian fees.............................................       1,954,668
 Reports to shareholders....................................       1,435,000
 Registration and filing fees...............................         685,000
 Professional fees..........................................          74,000
 Directors' fees and expenses...............................          79,000
 Other......................................................         169,166
                                                                ------------
      Total expenses........................................                           100,138,396
                                                                                   ---------------
            Net investment income...........................                           218,917,865
                                                                                   ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     970,088,016
  Foreign currency transactions.............................      (4,098,325)
                                                                ------------
      Net realized gain.....................................                           965,989,691
      Net unrealized depreciation on investments............                        (1,892,989,415)
                                                                                   ---------------
Net realized and unrealized loss............................                          (926,999,724)
                                                                                   ---------------
Net decrease in net assets resulting from operations........                       $  (708,081,859)
                                                                                   ---------------
                                                                                   ---------------

                       See Notes to Financial Statements.
 28

PAGE

TEMPLETON WORLD FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                     1998                  1997
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   218,917,865       $  197,482,420
  Net realized gain from investments and foreign currency
    transactions............................................        965,989,691        1,070,814,751
  Net unrealized appreciation (depreciation) on
    investments.............................................     (1,892,989,415)         862,081,294
                                                                ------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (708,081,859)       2,130,378,465
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (200,201,253)        (173,704,228)
   Class II.................................................         (4,448,539)          (1,366,380)
  Net realized gains:
   Class I..................................................     (1,180,370,911)        (420,453,674)
   Class II.................................................        (33,385,853)          (4,340,189)
 Capital share transactions (Note 2):
   Class I..................................................      1,252,291,503          658,499,802
   Class II.................................................        193,883,707          126,894,283
                                                                ------------------------------------
    Net increase (decrease) in net assets...................       (680,313,205)       2,315,908,079
Net assets:
 Beginning of year..........................................      8,857,672,820        6,541,764,741
                                                                ------------------------------------
 End of year................................................    $ 8,177,359,615       $8,857,672,820
                                                                ------------------------------------
                                                                ------------------------------------
Undistributed net investment income included in net assets:
 End of year................................................    $   174,852,694       $  160,584,621
                                                                ------------------------------------
                                                                ------------------------------------

                       See Notes to Financial Statements.
                                                                              29

PAGE

TEMPLETON WORLD FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 30

PAGE
TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1998, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class I shares and 400 million Class II shares. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED AUGUST 31,
                                                       --------------------------------------------------------------------
                                                                    1998                                   1997
                                                       --------------------------------------------------------------------
                                                          SHARES           AMOUNT                SHARES          AMOUNT
                                                       --------------------------------------------------------------------
CLASS I SHARES:
Shares sold..........................................   120,413,437    $ 2,177,193,072          50,518,371    $ 908,100,346
Shares issued on reinvestment of distributions.......    69,173,107      1,243,610,702          33,921,940      537,536,364
Shares redeemed......................................  (121,253,126)    (2,168,512,271)        (44,339,505)    (787,136,908)
                                                       --------------------------------------------------------------------
Net increase.........................................    68,333,418    $ 1,252,291,503          40,100,806    $ 658,499,802
                                                       --------------------------------------------------------------------
                                                       --------------------------------------------------------------------

                                                                              31

PAGE
TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                               YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------------------
                                                                      1998                               1997
                                                           --------------------------------------------------------------
                                                             SHARES         AMOUNT              SHARES          AMOUNT
                                                           --------------------------------------------------------------
CLASS II SHARES:
Shares sold..............................................  13,583,157    $242,883,205           7,233,238    $130,727,138
Shares issued on reinvestment of distributions...........   1,794,638      31,767,645             301,031       4,729,632
Shares redeemed..........................................  (4,622,432)    (80,767,143)           (479,002)     (8,562,487)
                                                           --------------------------------------------------------------
Net increase.............................................  10,755,363    $193,883,707           7,055,267    $126,894,283
                                                           --------------------------------------------------------------
                                                           --------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, there were no unreimbursed costs. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the year of $2,520,423 and $208,313, respectively.

Legal fees of $27,782 were paid to a law firm in which a partner is an officer of the Fund.

 32

PAGE
TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation....................................  $ 1,264,487,186
Unrealized depreciation....................................   (1,131,670,028)
                                                             ---------------
Net unrealized appreciation................................  $   132,817,158
                                                             ---------------
                                                             ---------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $4,687,412,299 and $3,466,804,419, respectively.

                                                                              33

PAGE

TEMPLETON WORLD FUND
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON WORLD FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton World Fund series of Templeton Funds, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton World Fund series of Templeton Funds, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

 34

PAGE

TEMPLETON WORLD FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain...............................................    $ 40,470,338
20% Rate Gain...............................................     910,993,310
                                                                ------------
Total.......................................................    $951,463,648
                                                                ============

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 13.84% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

                                                                              35

PAGE

                      This page intentionally left blank.

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE
PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES AGENT
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton World Fund, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

102 A98 10/98                      [RECYCLING SYMBOL]  Printed on recycled paper